January 21, 2010

The Government Street Equity Fund
The Government Street Mid-Cap Fund
The Alabama Tax Free Bond Fund
(series of Williamsburg Investment Trust)

Supplement to the Prospectus Dated August 1, 2009

The following should be read in conjunction with the Annual Fund Operating Expenses table in the section Synopsis of Costs and Expenses on page 12 and the section Management of the Funds — The Government Street Mid-Cap Fund on pages 20-21 of the Prospectus:

Effective as of the date of this Supplement, Leavell Investment Management, Inc. (the “Adviser”) will no longer waive any portion of its Management Fees from The Government Street Mid-Cap Fund. The Adviser will receive the full amount of its Management Fees from The Government Street Mid-Cap Fund (0.75% per annum of average net assets).